Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
May 25, 2011

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Shipyard Chevron	35-37	189	06/25/11 12/31/11	Scheduled downtime for ABS 5-year special survey/repairs for approximately 120 days starting in February 2011. Two 6-month priced options at $35 — $37K dayrate (subject to cost escalation provisions). Chevron to reimburse costs of repairs up to $3.3 million.

2	Hercules 150	150’ — ILC, TD	GOM	Hilcorp	39-41	72	08/05/11	Scheduled downtime for repairs for approximately 14 days starting in mid-August 2011
3	Hercules 173	173’ — MC, TD	GOM	Shipyard			07/04/11	Scheduled downtime for ABS 5-year special survey/repairs for approximately 40 days starting in May 2011. Two 6-month priced options at $35 — $37K dayrate (subject to cost escalation provisions).
				Chevron	35-37	180	12/31/11
4	Hercules 200	200’ — MC, TD	GOM	Shipyard			05/26/11
				Apache	35-37	30	06/25/11
5	Hercules 201	200’ — MC, TD	GOM	Chevron	35-37	5	05/30/11	Rig substitution for Hercules 120 during scheduled ABS special survey/repairs. One 30-day priced option at $35-37K dayrate.
6	Hercules 202	200’ — MC, TD	GOM	W&T Offshore	36-38	9	06/03/11
7	Hercules 204	200’ — MC, TD	GOM	Pisces	34-36	36	06/30/11
				Pisces	37-39	30	07/30/11
				Stone Energy	37-39	40	09/08/11
8	Hercules 205	200’ — MC, TD	GOM	Hilcorp	37-39	14	06/08/11
9	Hercules 212 (former Seahawk 2001)	200’ — MC, TD	GOM	Ready Stacked				Contract cancelled by Hercules Offshore; rig scheduled for demobilization on May 26.
10	Hercules 213 (former Seahawk 2004)	200’ — MC, TD	GOM	Walter Oil and Gas Petroquest	38-40 36-38	52 96	07/16/11 10/20/11
11	Hercules 214 (former Seahawk 2007)	200’ — MC, TD	GOM	Castex Breton	35-37 37-39	29 60	06/23/11 08/22/11	Scheduled downtime for ABS special survey/repairs for approximately 30 days starting in November 2011
12	Hercules 251	250’ — MS, TD	GOM	Ready Stacked
13	Hercules 253	250’ — MS, TD	GOM	ADTI/Peregrine	37-39	8	06/02/11	Contract commenced May 6, 2011
14	Hercules 263 (former Seahawk 2600)	250’ — MC, TD	GOM	Ready Stacked
15	Hercules 264 (former Seahawk 2601)	250’ — MC, TD	GOM	Chevron	54-56	77	08/10/11
16	Hercules 265 (former Seahawk 2602)	250’ — MC, TD	GOM	Arena	41-43	64	07/28/11	Two priced option wells at $41-43K dayrate
17	Hercules 300 (former Seahawk 3000)	300’ — MC, TD	GOM	Arena	59-61 69-71	42 91	07/06/11 10/05/11
18	Hercules 350	350’ — ILC, TD	GOM	Chevron	73-75	220	12/31/11
					Average	75	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
May 25, 2011

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
19	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
20	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
21	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
22	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
23	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09
24	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
25	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09
26	Hercules 206	200’ — MC, TD	GOM	Cold Stacked 12/09
27	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
28	Hercules 209 (former Seahawk 2006)	200’ — MC	GOM	Cold Stacked 01/09
29	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09
30	Hercules 250	250’ — MS, TD	GOM	Cold Stacked 12/09
31	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09
32	Hercules 256 (former Seahawk 2504)	250’ — MS, TD	GOM	Cold Stacked 12/10
33	Hercules 257	250’ — MS, TD	GOM	Cold Stacked 07/10
34	Hercules 259 (former Seahawk 2505)	250’ — MS, TD	GOM	Cold Stacked 02/10
35	Hercules 800 (former Seahawk 800)	80’ — MS, TD	GOM	Cold Stacked 10/07
36	Hercules 2000 (former Seahawk 2000)	200’ — MC, TD	GOM	Cold Stacked 05/08
37	Hercules 2002 (former Seahawk 2002)	200’ — MC, TD	GOM	Cold Stacked 10/08
38	Hercules 2003 (former Seahawk 2003)	200’ — MC, TD	GOM	Cold Stacked 02/09
39	Hercules 2005 former Seahawk 2005)	200’ — MC, TD	GOM	Cold Stacked 07/09
40	Hercules 2008 (former Seahawk 2008)	200’ — MC, TD	GOM	Cold Stacked 01/09
41	Hercules 2500 (former Seahawk 2500)	250’ — MS, TD	GOM	Cold Stacked 02/09
42	Hercules 2501 (former Seahawk 2501)	250’ — MS, TD	GOM	Cold Stacked 01/10
43	Hercules 2502 (former Seahawk 2502)	250’ — MS, TD	GOM	Cold Stacked 02/09
44	Hercules 2503 (former Seahawk 2503)	250’ — MS, TD	GOM	Cold Stacked 09/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
May 25, 2011

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore

1	Hercules 170	170’ — ILC, TD	Bahrain	Warm Stacked
2	Hercules 185	150’ — ILC, TD	Angola	CABGOC	59-61	993	02/11/14	Underwater inspection for five days in July 2011
3	Platform 3	Platform, TD	Mexico	PEMEX	53-55	61	07/25/11
4	Hercules 258	250’ — MS, TD	India	ONGC	109-111	10	06/04/11
5	Hercules 260	250’ — ILC, TD	India	Ready Stacked				Underwater inspection for seven days in late-May 2011. LOI signed with Perenco in Democratic Republic of Congo for six months at dayrate of $66-68K expected to commence in June/July 2011. Previous contract ended May 22, 2011.
6	Hercules 208	200’ — MC, TD	Malaysia	Murphy	109-111	93	08/26/11
7	Hercules 261	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	128	09/30/11	Underwater inspection for 7-14 days in November 2011
8	Hercules 262	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	128	09/30/11	Underwater inspection for 7-14 days in November 2011
					Average	177	days
9	Hercules 156	150’ — ILC, TD	Bahrain	Cold Stacked 12/10

Hercules Offshore
Monthly Rig Fleet Status Report
as of
May 25, 2011

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Marlin EPL	18-20 22-24	8 42	06/02/11 07/14/11
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Crawford Hughes	17-19	51	06/15/11
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	Square Mile Energy	20-22	9	06/03/11
					Average	27	days
4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, which may include estimated contractual adjustments for changes in operating costs and reimbursable cost items for operating expenses such as crew and may also include additional services and personnel that may be requested by the customer from time-to-time. However, the dayrates do not include certain non-recurring revenues such as lump sum mobilizations and demobilizations. The actual dayrate will depend on a number of factors, many of which are beyond the control of the Company. The average dayrate over the term of the contract will be lower and could be substantially lower and or subject to numerous risks as disclosed in the Company’s filings with the Securities and Exchange Commission. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project, subject to the satisfaction of regulatory and permitting requirements that are in effect.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
April 30, 2011

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments

Gulf of Mexico
230	2	2	$23,293	27	45%
170-215	4	4	14,622	60	50%	Two vessels in drydock in April.
140-150	6	6	7,875	152	84%	Two vessels in drydock in May.
120-130	14	13	6,070	194	50%	Four vessels in drydock in April and May. One vessel coldstacked in May.
105	15	11	4,556	168	51%	Three vessels in drydock in April and two vessels in drydock in May. Two additional vessels coldstacked in April.

Sub-total/Average	41	36	$7,731	601	56%

International
230-260	2	2	$45,618	45	75%	One vessel in drydock in May.
170-215	7	7	41,105	114	54%	Three vessels in drydock in April and two vessels in drydock in May.
140-150	4	4	15,239	97	81%	One vessel in drydock in May.
120-130	7	7	11,471	140	67%
105	4	3	10,366	49	54%

Sub-total/Average	24	23	$23,215	445	64%

Total/Average	65	59	$14,318	1,046	59%

(1)	Actively marketed liftboats excludes five GOM cold-stacked liftboats and one Nigeria cold-stacked liftboat.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the continued delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend our long-term international contracts, or enter into new contracts, at current dayrates when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.